CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Air Brook Airport Express, Inc. (the "Company") on form 10-QSB for the quarter ended July 31, 2004 as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Donald M. Petroski, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 14, 2004                                   /Donald M. Petroski
                                                     ---------------------------
                                                     DONALD M. PETROSKI, Chief
                                                     Executive Officer,
                                                     President, Chief  Financial
                                                     Officer and Director

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